Other operating income	12 Months Ended
Dec. 31, 2017
Other operating income
Other operating income

Note 7—Other operating income

Accounting policies

        Other operating income comprises research funding from business partners and government grants. Research funding is recognized in the period when the research activities have been performed, and government grants are recognized periodically when the work supported by the grant has been reported.

        Government grants are recognized when a final and firm right to the grant has been obtained. Government grants are included in Other operating income, as the grants are considered to be cost refunds.

DKK thousand	2017	2016	2015
Research funding	40	920	11,576
Government grants	567	777	1,252

Total other operating income	607	1,697	12,828

        As part of the license agreements with BI, BI is responsible for conducting preclinical and clinical development, as well as for commercializing the products stemming from the agreement and funding all activities under the agreement. In the first quarter of 2016 and the full year of 2015, Zealand was entitled to research funding from BI amounting to DKK 0.9 million (2015: DKK 11.6 million). The funding related to the 2014 BI License Agreement and ended in March 2016. In addition, Zealand received government grants in 2017, 2016 and 2015.